Exhibit 10.22

First AMENDMENT TO Schedule #1

This First Amendment (“Amendment”) to that certain Schedule #1 dated May 4, 2018 (“Schedule”), is made effective on October 23, 2018 (the “Amendment Effective Date”) between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMC”) and CARDLYTICS, INC. (“Supplier”).

NOW, THEREFORE, in consideration of the good and valuable consideration, mutual promises, covenants, representations and warranties, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:
1.[***]. As of the Amendment Effective Date, the following text shall be added as Section 3 (b)(xii) of the Schedule:

“(xii) To the extent the [***], or in connection with efforts by Supplier to [***], to create [***] to provide to such [***] or [***] where the [***]. For the avoidance of doubt, Supplier’s [***] will not [***].”

2.[***]. As of the Amendment Effective Date, the following text shall be added as Section 3 (b)(xiii) of the Schedule:

“(xiii) To demonstrate the [***], including the [***], where the [***] and the like included in such [***]. For the avoidance of doubt, Supplier’s [***] will not [***].”

3.[***]. As of the Amendment Effective Date, the following text shall be added as Section 3 (b)(xiv) of the Schedule:

“(xiv) To create [***] of Supplier in order to create [***], with a focus on [***], where the [***] and the like included in such [***] have [***]. For the avoidance of doubt, Supplier’s [***] will not [***].”

4.[***]Prohibitions. As of the Amendment Effective Date, the following text shall be added as Section 3 (q) of the Schedule:

“(q) [***] Prohibitions. Notwithstanding anything to the contrary, in no event may [***] be used in [***] without JPMC’s written consent other than those permitted by [***]. Such consent must include a specific reference to [***].  Further, in no event may [***] be used to [***].”

5.Participating Advertiser Agreements. As of the Amendment Effective Date, the following text shall be added as Section 3 (r) of the Schedule:

“(r) [***] Agreements. “Supplier will obtain an [***].”

6.[***] Program. As of the Amendment Effective Date, the following text shall be added as Section 3 (r) of the Schedule:

“(s) [***] Program. To the extent JPMC participates in any [***] program where [***], any [***] provided by JPMC [***] will be [***] and Supplier will not [***] in violation of this Schedule or the Agreement.”

7.Quality Credits (For Select Accounts). As of the Amendment Effective Date, Section E of Attachment 4 of the Schedule shall be deleted in its entirety and replaced with the following:

“E. Quality Credits (for Select accounts).

1.	Generally.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.22

a.
Supplier’s failure to meet certain Offer requirements outlined below will result in “Quality Credits” equal to the Vertical Diversity Credit (if any) plus the [***] Credit (if any) plus the [***] Credit (if any) plus the [***] Credit (if any). Supplier may elect to fund Offers to satisfy the requirements of any Quality Credits; provided that the amount of funding for such Offer(s) must equal at least [***] percent ([***]%) of JPMC Billings.

2.	Category Diversity.

a.
If in any calendar quarter Supplier fails to include [***] Offer providing Customers Reasonable Value from merchants representing [***] ([***]%) of the Qualifying Verticals, JPMC will receive a “Vertical Diversity Credit” equal to [***] ([***]%) of JPMC Billings for the next calendar quarter.

b.
The “Merchant Category Chart” means the list of at least [***] merchants attached as Annex C which includes an indication of the merchant’s Vertical. The Merchant Category Chart may be amended by JPMC once [***] upon [***], provided that no more than [***] ([***]%) of the merchants are changed in connection with each amendment; provided, however, that if any merchant on Merchant Category Chart files for Bankruptcy, JPMC will change that merchant pursuant to this Section without having such change count against the above-stated merchant or time limitations.

c.	A merchant’s “Vertical” means the advertising cohorts designated by JPMC on the Merchant Category Chart in JPMC’s sole discretion after consultation with Supplier.

d.
A “Qualifying Vertical” means at Launch the following Verticals: (i) [***]; (ii) [***]; (iii) [***]; (iv) [***]; and (v) [***]. The foregoing list may be amended by JPMC once [***] upon [***], provided that no more than one of the Verticals is changed during each amendment.

3.	[***].

a.
If in any calendar quarter Supplier fails to include [***] Offer providing Customers [***] from [***] different [***] Merchants, targeted to Customers based standard Supplier criteria, JPMC will receive a “[***] Credit” equal to [***] ([***]%) of JPMC Billings for the next calendar quarter.

b.
In each calendar quarter, Supplier will work with a JPMC business team supporting a product type or series of payment devices designated by JPMC in its sole discretion to provide Offers targeted solely due to a Customer possessing one of a specified product types or series of payment devices. If in any calendar quarter Supplier fails to include at least [***] so targeted providing Customers [***] from [***] of the [***] Merchants, JPMC will receive a [***] Credit equal to [***] ([***]%) of JPMC Billings for the next calendar quarter. The designated JPMC business team may agree in writing that Offers from merchants other than [***] Merchants may satisfy the requirements of this Section. The forgoing [***] Credit will not be applicable for the first [***] after Launch.

c.
“[***] Merchants” means those merchant listed on the chart attached as Annex D, as such chart may be amended by JPMC once [***] upon [***] notice, provided that no more than [***] percent ([***]%) of the merchants are changed during each amendment; provided, however, that if any merchant on Annex D files for Bankruptcy, JPMC will change that merchant pursuant to this Section without having such change count against the above-stated merchant or time limitations . The Parties further agree that under no circumstances will there be less than [***] merchants on Annex D.

d.	“[***]” means: [***]

4.	[***].

a.
If in any calendar quarter Supplier fails to include [***] Offer from [***] Merchants providing Customers [***] from [***] different [***] Merchants, JPMC will receive a “[***] Credit” equal to [***] ([***]%) of JPMC Billings for the next calendar quarter. Notwithstanding the foregoing, JPMC shall not be entitled to a [***] Credit until [***] after JPMC includes [***] data in the Daily Feed.

b.
“[***] Merchants” means those merchants listed on the chart attached as Annex E, as such chart may be amended by JPMC once [***] upon [***] notice, provided that no more than [***] of the merchants are changed during each amendment. The Parties further agree that under no circumstances will there be less than [***] merchants on Annex E.

c.	“[***]Value” means: [***]

d.
JPMC may designate [***] marketing campaigns for the next calendar year (each a “[***] Campaign”) and the Parties will agree on a list of at least [***] merchants which would fit the goals of each [***] Campaign (“[***] Merchants”). [***] of the [***] Merchants for any applicable [***] Campaign will have previously provided Offers. No later than five (5) days after the execution of this Schedule, the Parties will commence discussions about upcoming [***] Campaigns.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.22

e.
If during any [***] Campaign, Supplier fails to include [***] Offer providing Customers Reasonable Value from [***] different [***] Merchants, JPMC will receive a “[***] Credit” equal to [***] ([***]%) of JPMC Billings for [***].

f.	JPMC shall not be entitled to a [***] Credit, unless it has designated the applicable [***] Campaign and [***] Merchants at least [***] in advance.
In the event that a merchant does not provider Offers in the applicable time period because JPMC failed to approve the Offer pursuant to Section 2(e)(ii) which complied with JPMC’s disclosure and template requirements, the Offer shall be considered to have been provided during the applicable time period for purposes of the above-stated calculations.”

8.Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Schedule.

9.Ratification. Except to the extent expressly amended by this Amendment, all terms, provisions and conditions of the Schedule shall continue in full force and effect and the Schedule shall remain enforceable and binding in accordance with its terms, and the Parties hereby ratify and confirm the terms of the Schedule as modified by this Amendment.

10.Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail (in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment.
IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the Amendment Effective Date.

CARDLYTICS, INC.		JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

/s/ David T. Evans	Date: October 23, 2018	/s/ Michael Nagle	Date: October 30, 2018
David T. Evans		Michael Nagle
Chief Financial Officer and Head of Corporate Development		Managing Director, Head of Customer Marketing, Experience & Retention

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.